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Exhibit 10.15

                      AMENDED AND RESTATED PROMISSORY NOTE
                      ------------------------------------
U.S. $10,000,000.00                                Boston, Massachusetts
                                                   As of September 20, 2002
                                                   (Originally dated as of
                                                   June 28, 2001, and amended
                                                   and restated as of
                                                   September 24, 2001 and as of
                                                   April 29, 2002)


         FOR VALUE RECEIVED, the undersigned (the "Borrowers"), jointly and severally, absolutely and unconditionally promise to pay to the order of Silicon Valley Bank ("Payee") at the head office of Payee at 3003 Tasman Drive, Santa Clara, California 95054:

                  (a) on April 1, 2003, the principal amount of TEN MILLION U.S. DOLLARS (U.S. $10,000,000.00) or, if less, the aggregate unpaid principal amount of Loans made by Payee to the Borrowers pursuant to the Loan and Security Agreement dated as of June 28, 2001, as amended by that Loan Document Modification Agreement (No. 1) dated as of September 24, 2001, that Loan Document Modification Agreement (No. 2) dated as of April 29, 2002 and that Loan Document Modification Agreement (No. 3) and Consent dated as of even date herewith, as the same may be further amended or supplemented from time to time (as so amended, the "Loan Agreement"), by and among the Borrowers and Payee; and

                  (b) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the date on which such principal amount is paid in full, at the times and at the rates provided in the Loan Agreement.

         This Note evidences borrowings under, is subject to the terms and conditions of and has been issued by the Borrowers in accordance with the terms of, the Loan Agreement and is the Amended Note referred to therein. This promissory note amends and restates in its entirety the terms and obligations of the Borrowers under that certain Amended and Restated Promissory Note dated as of April 29, 2002 (the "Preceding Note") by the Borrowers to the order of Payee and is issued in substitution therefor and is an amendment and replacement thereof. Nothing herein or in any other document shall be construed to constitute payment of the Preceding Note or to release or terminate any guaranty, lien, mortgage, pledge or other security interest in favor of Payee.

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         Payee and any holder hereof is entitled to the benefits and subject to the conditions of the Loan Agreement and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof.

         All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

         This Note may be prepaid at any time, in whole or in part, without premium or penalty. Any prepayment of principal shall be accompanied by a payment of accrued interest in respect of the principal being prepaid.

         If any Event of Default shall occur and be continuing, Payee may declare any or all obligations or liabilities of the Borrowers to Payee (including the unpaid principal hereunder and any interest due thereon) immediately due and payable without presentment, demand, protest or notice.

         The Borrowers hereby waive presentment, demand, notice, protest and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or Person primarily or secondarily liable.

         This Note shall be governed by, construed in accordance with, and deemed to take effect as a sealed instrument under, the internal laws of The Commonwealth of Massachusetts, without regard to principles of conflicts of law. Each of the Borrowers hereby submits to the exclusive jurisdiction of the state and federal courts located in The Commonwealth of Massachusetts and in the County of Santa Clara, State of California in connection with any suit under or in connection with this Note. The Borrowers irrevocably waive any objection which they may now or hereafter have to the laying of venue of any such action brought in the courts referred to in the preceding sentence and irrevocably waive and agree not to plead or claim in any such action that such action has been brought in an inconvenient forum.

         THE BORROWERS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH BORROWER RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR PAYEE TO ACCEPT THIS NOTE. EACH BORROWER REPRESENTS AND WARRANTS THAT IS HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the Borrowers have caused this Note to be signed under seal by their duly authorized officers as of the day and year first above written.

                                     INT'L.COM, INC.

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

                                     INTERNATIONAL LANGUAGE ENGINEERING
                                     CORPORATION

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

                                     HARVARD TRANSLATIONS, INC.

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

                                     LIONBRIDGE TECHNOLOGIES CALIFORNIA, Inc.

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

                                     DATA DIMENSIONS, INC.

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

                                     ETESTING LABS, INC.

                                     By: /s/ Stephen J. Lifshatz
                                          Stephen Lifshatz
                                          Chief Financial Officer

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